UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 5, 2011

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On May 5, 2011, at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) of Newfield Exploration Company (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), the stockholders approved the Newfield Exploration Company 2011 Omnibus Stock Plan (the “2011 Plan”). The terms and conditions of the 2011 Plan, including the material terms of the performance goals for performance awards under the 2011 Plan, are described on pages 59 through 74 of the definitive Proxy Statement for the 2011 Annual Meeting that was filed with the Securities and Exchange Commission on March 15, 2011 on Form DEF 14A (the “2011 Proxy Statement”), which description is incorporated by reference herein. The description of the 2011 Plan is qualified in its entirety by reference to the full text of the 2011 Plan, which is attached as Appendix A to the 2011 Proxy Statement and incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting, Newfield’s stockholders: (1) elected 11 nominees for director; (2) approved the 2011 Plan; (3) approved the performance goals under the 2011 Plan; (4) ratified the appointment of PricewaterhouseCoopers LLP as Newfield’s independent registered public accounting firm for fiscal 2011; (5) approved, by non-binding vote, the executive compensation of Newfield’s named executive officers as disclosed in the 2011 Proxy Statement; and (6) recommended, by non-binding vote, the frequency on which the stockholders will provide an advisory vote regarding the compensation of Newfield’s named executive officers.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable, including a separate tabulation with respect to each director nominee, are set forth below. On the advisory vote on the frequency of future advisory votes on executive compensation, the final number of votes cast for each of one year, two years and three years is also set forth below.

1.    Election of Directors:
Nominee	For	Against	Abstentions	Broker Non-Votes
Lee K. Boothby	110,374,656	4,562,256	20,016	6,766,753
Philip J. Burguieres	109,118,166	5,820,359	18,403	6,766,753
Pamela J. Gardner	112,256,559	2,681,404	18,965	6,766,753
John Randolph Kemp III	112,255,613	2,682,927	18,388	6,766,753
J. Michael Lacey	114,715,637	222,105	19,186	6,766,753
Joseph H. Netherland	112,090,458	2,848,121	18,349	6,766,753
Howard H. Newman	109,336,672	5,601,400	18,856	6,766,753
Thomas G. Ricks	111,867,607	3,069,449	19,872	6,766,753
Juanita F. Romans	114,715,050	212,308	29,570	6,766,753
C. E. (Chuck) Shultz	111,365,841	3,569,289	21,798	6,766,753
J. Terry Strange	114,611,779	325,429	19,720	6,766,753

2.    Approval of the Newfield Exploration Company 2011 Omnibus Stock Plan:

For:	95,429,067
Against:	19,486,652
Abstentions:	41,209
Broker Non-Votes:	6,766,753

3.    Approval of the performance goals under the Newfield Exploration Company 2011 Ominbus Stock Plan:

For:	107,196,793
Against:	7,721,548
Abstentions:	38,587
Broker Non-Votes:	6,766,753

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4.   Ratification of Appointment of Independent Registered Public Accounting Firm:

For:	118,348,304
Against:	3,300,892
Abstentions:	74,485
Broker Non-Votes:	0

5.   Approval, by a non-binding advisory vote, of a resolution regarding the compensation of Newfield’s named executive officers:

For:	107,096,740
Against:	7,780,389
Abstentions:	79,799
Broker Non-Votes:	6,766,753

6.   Recommendation, by a non-binding advisory vote, the frequency on which the stockholders will provide an advisory vote on the compensation of Newfield’s named executive officers:

1 Year	2 Years	3 Years	Abstentions
74,629,402	3,538,746	36,616,025	172,755

Based on these results, Newfield’s Board of Directors has determined to hold the advisory vote on the compensation of Newfield’s named executive officers annually until the next stockholder vote on the frequency of such advisory votes.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	10.1	Newfield Exploration Company 2011 Omnibus Stock Plan (incorporated by reference to Exhibit 99.1 to Newfield’s Registration Statement on Form S-8, filed on May 5, 2011 (Registration No. 333-173964)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: May 11, 2011	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Secretary

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  Exhibit Index

Exhibit No.	Description
10.1	Newfield Exploration Company 2011 Omnibus Stock Plan (incorporated by reference to Exhibit 99.1 to Newfield’s Registration Statement on Form S-8, filed on May 5, 2011 (Registration No. 333-173964)).

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